Exhibit 99.2

Natera, Inc. Investor presentation Second Quarter 2022 Earnings Call August 4, 2022

This presentation contains forward - looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our proposed products and launch schedules, our reimbursement coverage and our product costs, our commercial partners and potential acquisitions, our user experience, our clinical trials and studies, our financial performance, our strategies, our anticipated revenue and financial outlook, our goals and general business and market conditions, are forward - looking statements. These forward - looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to maintain our business and operations as planned due to disruptions and economic uncertainty caused by the COVID - 19 pandemic; we may be unable to further increase the use and adoption of Panorama and Horizon through our direct sales efforts or through our laboratory partners; we may be unable to develop and successfully commercialize new products, including Signatera and Prospera; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; we may need to raise additional capital to support our business plans, which may not be available when necessary or on favorable terms; we may not be successful in commercializing our cloud - based distribution model; our products may not perform as expected; the results of our clinical studies, including our SNP - based Microdeletion and Aneuploidy RegisTry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly in the average - risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA - certified laboratory facilities becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third - party payer coverage and reimbursement for Panorama, Horizon and our other tests, and we may be required to refund reimbursements already received; third - party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third - party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post - market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time - consuming and could limit our ability to commercialize our products or services; any inability to effectively protect our proprietary technology could harm our competitive position or our brand; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations or achieve our expectations regarding the conversion of our outstanding convertible notes. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10 - K and 10 - Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statement. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward - looking statements. Except as required by law, we undertake no obligation to update publicly any forward - looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 249 - 9090. Safe h arbor s tatement 2 Not for reproduction or further distribution.

• Total revenues of $198.2M; ~40% growth over Q2 21 • ~ 500K total tests processed in Q2 22; ~33% growth vs. Q2 21 • 2022 revenue guidance raised to $805 million – $825 million • Selected to participate in U HC ’s Preferred Laboratory Network after a rigorous review process • Publi cation of the Trifecta study for Prospera Kidney in Transplantation; largest prospective, multisite, fully biopsy matched study to date • Completed enrollment in RenaCARE study for Renasight, with more than 1,7 00 patients at 3 0+ sites • Secured Medicare coverage for muscle invasive bladder cancer; fourth coverage decision for Signatera • Presented substantial new Signatera data sets at the 2022 ASCO A nnual M eeting • Appointed Dr. Minetta Liu as CMO for Oncology • Additional equity investment in Natera by Executive Chairman Matt Rabinowitz Recent h ighlights 3 Not for reproduction or further distribution.

Record Q2 22 v olume of 500,000 u nits • ~33% volume growth over Q2 21 • Strong market share gains in Women’s Health • Continued momentum in Organ Health and Oncology • Overcame normal Q1 to Q2 sequential seasonality 200K 195K 200K 209K 235K 234K 262K 295K 348K 376K 407K 439K 489K 500K Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Total processed units (in thousands) 4 Not for reproduction or further distribution.

$63 $74 $86 $142 $198 Q2 18 Q2 19 Q2 20 Q2 21 Q2 22 Revenues a ccelerating with v olume g rowth Total revenues: year on year trend ($ in millions) • ~40% revenue growth over Q2 21 • Steady NIPT ASP growth • Strong sequential ASP growth in Oncology: ⎻ Medicare mix improving ⎻ Volume shift to recurrence monitoring 18% 16% 64% 40% 5 Not for reproduction or further distribution.

Selected for United Healthcare’s Preferred Lab Network • Rigorous review process of contracted laboratory care providers who have met higher standards for access, cost, data, quality, and service • Shared commitment toward driving affordability, outcomes, and patient experience • One of only 12 participating labs in the U.S. • More than 48 million members and 110,000 physicians in UNH network • Effective July 1st, 2022 6 Not for reproduction or further distribution.

Women’s Health TAM: Average risk NIPT will help millions of patients per year

ACOG/SMFM support


ACOG
The American College of Obstetricians and Gynecologists

Society for Maternal-Fetal Medicine
High-risk pregnancy experts

ACOG PRACTICE BULLETIN

Clinical Management Guidelines for Obstetrician–Gynecologists

NUMBER 226 (Replaces Practice Bulletin 163, May 2016, Reaffirmed 2018)

Committee on Practice Bulletins—Obstetrics, Committee on Genetics, and Society for Maternal-Fetal Medicine. This Practice Bulletin was developed by the American College of Obstetricians and Gynecologists’ Committee on Practice Bulletins—Obstetrics and Committee on Genetics, and the Society for Maternal-Fetal Medicine in collaboration with Nancy C. Rose, MD, and Anjali J. Kaimal, MD, MAS, with the assistance of Lorraine Dugoff, MD, and Mary E. Norton, MD, on behalf of the Society for Maternal-Fetal Medicine.

Screening for Fetal Chromosomal Abnormalities

~4.4M pregnancies in U.S.[1]


~0.8M
~3.6M
High risk pregnancies
Average risk pregnancies
Current market adoption

1. CDC, National Vital Statistics Reports Volume 70, Number 2 March 23, 2021. Estimates based on number of pregnancies at week 5

Not for reproduction or further distribution.

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Landmark SMART study published in AJOG

SMART publication

AJOG American Journal of Obstetrics & Gynecology

ORIGINAL RESEARCH OBSTETRICS | ARTICLES IN PRESS

Cell-free DNA screening for prenatal detection of 22q11.2 deletion syndrome

Pe'er Dar, MD • Bo Jacobsson, MD, PhD • Rebecca Clifton, PhD
Charlly Kao, PhD • Hakon Hakonarson, MD, PhD • Mary E. Norton, MD
Show all authors

Open Access • Published: January 13, 2022 •

Key results

Only 22q test validated in real-world, multi-site prospective study:

- Robust validation with confirmed outcomes in >18,000 patients

22q results exceeded expectations:

- High incidence 1/1,524, excellent sensitivity and specificity
- High PPV of 53% (>10X better than historically accepted screening tests)
- Detected more difficult, smaller 22q deletions (41% of cases)

High clinical utility for 22q screening:

- One of the leading causes of congenital heart defects in the general population[1]
- Helps to avoid post-natal diagnostic odyssey – average of 4.7 years to diagnose
- Early interventions can improve outcomes

1. McDonald-McGinn DM, Sullivan KE, Marino B, et al. 22q11.2 deletion syndrome. Nat Rev Dis Primers. 2015;1:15071. Published 2015 Nov 19. doi:10.1038/nrdp.2015.71

Not for reproduction or further distribution.

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Prospera Kidney – Trifecta Study published in Transplantation

Prospera™ Transplant assessment

Prospera Kidney with Quantification

Transplantation

Trifecta Study

- Largest prospective, fully biopsy-matched, multi-site study of dd-cfDNA for kidney transplant recipients performed to date
- >300 biopsy-matched samples
  - Includes >100 biopsy-confirmed rejections
- 20+ US & international sites
- The combination of dd-cfDNA fraction and estimated quantity of dd-cfDNA demonstrated significantly improved performance compared to rejection assessment using donor fraction alone.

Source: Halloran PF, Reeve J, Madill-Thomsen KS, et al. Combining Donor-derived Cell-free DNA Fraction and Quantity to Detect Kidney Transplant Rejection Using Molecular Diagnoses and Histology as Confirmation [published online ahead of print, 2022 Jun 29]. Transplantation. 2022;10.1097/TP.0000000000004212. doi:10.1097/TP.0000000000004212

Not for reproduction or further distribution.

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Renasight – completes enrollment in RenaCARE study 10 • Real - world, prospective, multi - center study to assess clinical utility of the Renasight genetic testing panel • Enrollment completed in July – more than 1,7 00 patients across 3 0+ US sites • Expected to submit study for publication in late 2022 • 37 million patients with chronic kidney disease (CKD), with 750,000 patients newly diagnosed each year • 2019 NEJM study found ~10% of patients had a genetic basis for their CKD; similar diagnostic yield to cancer 1 • For patients with a positive genetic finding, 89% of patients had clinical utility 2 U.S. Unmet Need in CKD RenaCARE Not for reproduction or further distribution. 1. Groopman EE, Marasa M, Cameron - Christie S, et al. Diagnostic Utility of Exome Sequencing for Kidney Disease. N Engl J Med . 2019; 380:142 - 151 DOI: 10.1056/NEJMoa1806891 2. Bleyer AJ, Westemeyer M, Xie J, et al. Genetic Etiologies for Chronic Kidney Disease Revealed through Next - Generation Renal Gene Panel. Am J Nephrol. 2022 Mar 24:1 - 10. doi : 10.1159/000522226.

Signatera – Medicare c overage f or Muscle Invasive Bladder Cancer • Early - stage colorectal cancer – September 2020 • Oligometastatic colorectal cancer (Stage IV) – July 2021 • Pan - cancer immunotherapy response monitoring – November 2021 • Muscle invasive bladder cancer – July 2022 Medicare Local Coverage Determinations (LCDs) for Signatera Not for reproduction or further distribution. 11 Local Coverage Determination (LCD) MolDX: Minimal Residual Disease for Cancer • Received written confirmation from CMS MolDX for coverage of Signatera in muscle invasive bladder cancer effective April 19th, 2022 • Indications include neoadjuvant, adjuvant, and recurrence monitoring • Reimbursement with established z - codes • First coverage expansion under foundational LCD for MRD testing in solid tumors (LCD L38779), published in December 2021

58K Non muscle - invasive 23K Muscle - invasive ~35K MIBC patients per year MIBC estimated market size of ~400K MRD tests per year 12 81K 1 Bladder cancer new diagnoses per year (6 th most common) 22% (12K) will progress from NMIBC to MIBC 2 • Median age of dx = 73 • Heavy Medicare mix with ~75% > age 65 • Anticipated testing schedule includes 10 - 12 tests per patient: • Y1: 4 - 6x • Y2: 2 - 4x • Y3: 1 - 2x • Y4: 1 - 2x • Y5: 1 - 2x Not for reproduction or further distribution. 1. Source: SEER 2. Source: Kantar

Signatera addresses major clinical challenges in MIBC 13 TURBT 1 Dx Neoadj uvant Chemo Cystectomy Adjuvant Surveillance Neoadjuvant Chemo : Is the patient responding to treatment, can they proceed to radical cystectomy? • 60% patients don’t respond to NAC 2 • Lack of biomarkers to assess response, delaying potentially more effective therapy Adjuvant: Who has residual disease to potentially benefit from adjuvant therapy? Surveillance: How to identify recurrence prior to clinical symptoms? • Early detection of recurrence leads to better outcomes, but > 50% of relapses still detected too late 5 • NCCN recommends intensive monitoring 1. *TURBT = trans urethral resection of bladder tumor 2. Zargar H, et al. Multicenter assessment of neoadjuvant chemotherapy for muscle - invasive bladder cancer. European urology. 2015;67(2):241 - 249. 3. Hautmann RE, et al. Radical Cystectomy for Urothelial Carcinoma of the Bladder Without Neoadjuvant or Adjuvant Therapy: Long - Ter m Results in 1100 Patients. European Urology. 2012/05/01/ 2012;61(5):1039 - 1047. https://pubmed.ncbi.nlm.nih.gov/22381169 4. Ha YS, Kim TH. Chapter 30 - The Surveillance for Muscle - Invasive Bladder Cancer (MIBC). ScienceDirect. Published January 1, 2018 . Accessed August 4, 2022. https://www.sciencedirect.com/science/article/pii/B9780128099391000308?via%3Dihub 5. Boorjian SA, et al. Detection of asymptomatic recurrence during routine oncological follow up after radical cystectomy is associated with improved patient survival. J Urol. Nov 2011;186(5) Not for reproduction or further distribution. • 50 - 65% of patients are cured after surgery, while 35 - 50% experience distant recurrence 3,4 • Immunotherapy recently approved for adjuvant use (2021)

Published evidence supports Signatera use in neoadjuvant, adjuvant and surveillance settings Christensen et al, Journal of Clinical Oncology 2019 1 Powles et al, Nature 2021 2 1. Christensen E, Birkenkamp - Demtröder K, Sethi H, et al. Early Detection of Metastatic Relapse and Monitoring of Therapeutic Effic acy by Ultra - Deep Sequencing of Plasma Cell - Free DNA in Patients with Urothelial Bladder Carcinoma. Journal of Clinical Oncology. 2019; 37(18):1547 - 1557. 2. Powles T, Assaf ZJ, Davarpanah N, et al. ctDNA guiding adjuvant immunotherapy in urothelial carcinoma. Nature. 2021;595:432 - 437. 100% sensitivity to relapse with serial monitoring Average lead time 2.8 months MRD - negative (63%) HR, 1.31 P =0.32 Months MRD - positive: (37%) HR, 0.59 P =0.0059 Overall survival 0.75 1.00 0.50 0.25 0.00 0 10 20 30 40 50 Atezolizumab Observation Post - surgical MRD assessment is predictive of immunotherapy benefit 14 Not for reproduction or further distribution. Days from surgery 1.00 0.75 0.50 0.25 0 300 600 900 Relapse - free survival P < .001 ctDNA negative (n=47) ctDNA positive (n=17) 0.00

Pan - cancer platform positioned to scale • One commercial team, one technology, many indications unlocked over time Current reimbursed population for Signatera Medicare reimbursed indications Tests per year (M) 0 1 2 3 0 . 8 M 0 .4M Stage II - III CRC Stage IV / Oligo CRC IO response monitoring MIBC TOTAL ~ 2.5 M 0 . 3 M 1 . 0 M 15 Source: Internal estimates Not for reproduction or further distribution.

Signatera pan - cancer clinical pipeline Near term publications Longer term prospective trials Indication Description Patients Plasma time points CRC CIRCULATE GALAXY with 18m followup >1,000 >7,000 CRC Multi center >300 >1,300 Gastroesophageal Multi center >275 >900 Pancreatic Multi center >175 ~500 Breast EBLIS expanded cohort >175 >1,200 Breast ISPY 2.0 expanded cohort >275 >1,000 Ovarian Multi center >50 >150 Melanoma Single center >50 >500 Building evidence to change practice guidelines 16 Not for reproduction or further distribution. Source: Internal estimates Phase III CIRCULATE Japan (CRC) Phase III CDx study (MIBC) BESPOKE CRC (CRC) Phase III CIRCULATE US (CRC) Phase III CDx study (TNBC) BESPOKE IO (Pan - cancer) AMPLIFY (Multi) LEADER (Breast) DARE (Breast)

Signatera c overage r oadmap x Colorectal cancer x Immunotherapy response monitoring, pan - cancer x ADLT status from CMS MRD leadership with data from >3,500 patients >15 peer - reviewed publications 100+ clinical studies in pipeline to drive coverage and change in practice guidelines x Medicare Coverage for Muscle Invasive Bladder Cancer (MIBC) • Coverage for 4+ additional cancer types • NCCN guidelines in CRC • Private payor initial coverage 2022 – 2023 goals 2020 – 2021 • Readouts from definitive, phase 3 studies • Pan - cancer coverage 2024 onward Not for reproduction or further distribution. 17

Q2 f inancial overview 1. Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues less GAAP cost of revenues. 2. Cash and investments also include cash equivalents and restricted cash. 3. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts outstanding is $287.5 million as of June 30, 2022. ($ in millions, except for per share data) Balance sheet Jun 30, 2022 Mar 31, 2022 Change Q/Q Cash & Investments 2 $638.7 $752.2 ($113.5) UBS Line of Credit $50.1 $50.1 $ — Convertible Senior Notes 3 $281.0 $280.7 $0.3 P&L Q2’22 Q2’21 Change Product Revenues $194.6 $139.6 $5 5.0 Licensing and Other Revenues $3.6 $2.4 $1.2 Total Revenues $198.2 $142.0 $56.2 Gross Margin% 1 44.9% 46.4% (150 bps) R&D $82.6 $53.8 $28.8 SG&A $149.5 $127.5 $22.0 Net Loss Per Diluted Share ($1.50) ($1.32) ($0.18) 18 Not for reproduction or further distribution.

Natera Today • Established products with clear market leadership position • Addressing large unmet clinical needs • Volumes, revenues continuing to ramp quickly • Multi - year lead in published data in women’s health, oncology • Commercial teams fully built to support increased future adoption Well positioned for scale Near Future 19 • Multiple large potential catalysts: • Microdeletions guideline inclusion • Signatera colorectal cancer NCCN guideline inclusion • Signatera commercial payer coverage • MolDx coverage for additional tumor types • R&D yielding COGS and scale benefits : • High volume products on lower - cost sequencers • Scaling tissue whole exome capability, lower - cost lab operations • Stable operating expenses • Stable commercial presence • Stable investment in clinical trials Not for reproduction or further distribution.

Raising 2022 a nnual g uidance Guide $ (millions) Original Q1 22 Q2 22 Key drivers Revenue $770 - $790 $790 - $810 $805 - $825 • Volume outperformance • Increasing ASPs Gross margin % revenue 46% – 48% 46% – 48% 46% – 48% • Improving ASP trends SG&A $560 – $590 $560 – $590 $560 – $590 • Commercial teams built out R&D $340 - $360 $340 - $360 $340 - $360 • Foundational clinical trials and lab workflow expansion Cash burn $370 - $400 $370 - $400 $370 - $400 • Poised to decline in 2023 and beyond 20 Not for reproduction or further distribution. Expecting quarterly cash flow breakeven in mid - 2024

©202 2 Natera, Inc. All Rights Reserved. Not for reproduction or further distribution.